UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                        Form 8-K

                      Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006


                  DIGITAL POWER CORPORATION
     ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


    California                 1-12711            94-1721931
    ----------                 -------            ----------
 (State or other         (Commission File No.)  (I.R.S. Employer
jurisdiction of                                  Identification No.)
of incorporation)


          41920 Christy Street, Fremont, California 94538
        ---------------------------------------------------
        (Address of principal executive offices) (Zip Code)

                            (510) 657-2635
        (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information
---------------------------------

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Digital Power Corporation announced its results for the third quarter ended September 30, 2006, on the press release attached as
Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit No.      Exhibit Description
     -----------      ------------------------------------------------
         99           Press release dated November 15, 2006, titled
                      "Digital Power Reports Financial Results for the
                      Third Quarter Ended September 30, 2006"


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIGITAL POWER CORPORATION,
                                             a California Corporation


Dated: November 15, 2006                        /s/ Leo Yen
                                          ---------------------------
                                                Leo Yen,
                                                Chief Financial Officer


                              EXHIBIT INDEX
                              -------------

Exhibit No.            Exhibit Description
-----------            ---------------------------------------------
  99           	        Press release dated November 15, 2006, titled
                        "Digital Power Reports Financial Results for the Third Quarter Ended September 30, 2006"